Income taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income taxes
Note 25: Income taxes

The Bank is incorporated in Bermuda, and pursuant to Bermuda law is not taxed on either income or capital gains. The Bank’s subsidiaries in the Cayman Islands and The Bahamas are not subject to any taxes in their respective jurisdictions on either income or capital gains under current law applicable in the respective jurisdictions. The Bank’s subsidiaries in Canada, the United Kingdom, Guernsey, Jersey, Switzerland, Singapore and Mauritius are subject to the tax laws of those jurisdictions.

For the years ended December 31, 2024, 2023, and 2022, the Bank had no uncertain tax positions.

The Bank records income taxes based on the enacted tax laws and rates applicable in the relevant jurisdictions for the years ended December 31, 2024, 2023, and 2022. For the years ended December 31, 2024, 2023, and 2022, the Bank did not incur any interest or pay any penalties.

	Year ended
Income taxes in consolidated statements of operations	December 31, 2024	December 31, 2023	December 31, 2022
Current tax expense	3,949	1,909	3,223
Deferred tax (recovery) expense	582	(1,142)	459
Total tax (benefit) expense	4,531	767	3,682

Reconciliation between the Effective Income Tax Rate and the Statutory Income Tax Rate

	Year ended
	December 31, 2024		December 31, 2023		December 31, 2022
	$	%	$	%	$	%
Income tax expense in international offices taxed at different rates	4,440	2.0	2,814	1.2	4,349	2.0
Expenses not deductible for tax purposes	864	0.4	454	0.2	283	0.1
Prior year tax adjustments	(196)	(0.1)	45	—	83	—
Effect of change in tax rate	(117)	(0.1)	(76)	—	125	0.1
Change in valuation allowance	(566)	(0.3)	(2,192)	(1.0)	(1,364)	(0.6)
Other - net	106	—	(278)	(0.1)	206	0.1
Income tax (benefit) expense at effective tax rate	4,531	1.9	767	0.3	3,682	1.7

Deferred income taxes	December 31, 2024	December 31, 2023

Deferred income tax asset
Tax loss carried forward	3,783	5,058
Allowance for compensated absence	23	23
Deferred income tax asset before valuation allowance	3,806	5,081
Less: valuation allowance	(721)	(1,287)
Deferred income tax asset after valuation allowance	3,085	3,794

Deferred income tax liability
Fixed assets	(531)	(595)
Total deferred income tax liability	(531)	(595)
Net deferred income tax assets	2,554	3,199

Management assesses the available positive and negative evidence to evaluate if sufficient future taxable income will be generated to use the existing deferred tax assets. On the basis of this evaluation, as at December 31, 2024, a valuation allowance of $0.7 million (December 31, 2023: $1.3 million) has been recognized to record only the portion of the deferred tax asset that more likely than not will be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carry-forward period change, or if there are changes in the available positive and negative evidence.

The Bank has net taxable loss carry forwards related to the Bank’s international operations of approximately $16.9 million (December 31, 2023: $22.8 million). Of these losses available to carry forward, $16.2 million (December 31, 2023: $21.1 million) have an indefinite life.